UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 16, 2023

UNRIVALED BRANDS, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-54258	26-3062661
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3242 S. Halladay St., Suite 202 Santa Ana, California	92705
(Address of principal executive offices)	(Zip Code)

(888) 909-5564

Registrant’s telephone number, including area code:

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Indicate by check mark whether the registrant is an emerging growth company as defined in in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Items.

On November 16, 2023, Unrivaled Brands, Inc. (the “Company”) issued a press release announcing the entry into various non-binding letters of intent (the “Letters of Intent”), by and among the Company, an entity formed for the purpose of effectuating the roll-up of various cannabis assets (“Roll-Up Co.”), and various cannabis entities and operators (the “Operators”). The Letters of Intent outline the general terms and conditions of a proposed transaction pursuant to which, following a contribution of all assets by the Operators to Roll-Up Co., the Company or Blum Holdings, Inc., the intended successor of the Company following the consummation of the proposed holding company reorganization, will acquire Roll-Up Co. (the “Proposed Transaction”).  The Company plans to issue common stock as consideration for the Proposed Transaction.

The Proposed Transaction structure is yet to be determined based on the due diligence findings as well as business, legal, tax, accounting and other considerations. Each of the parties’ obligations to close the Proposed Transaction will be subject to customary conditions and any other conditions agreed to by the parties to be included in the definitive agreements for the Proposed Transaction, including but not limited to the receipt of all necessary approvals and consents required by each party to complete the Proposed Transaction.

The Proposed Transaction is subject to the execution of definitive agreements.  No assurances can be made that the Company will successfully negotiate and enter into definitive agreements for the Proposed Transaction or that the Company will be successful in completing the Proposed Transaction.

Cautionary Note Regarding Forward Looking Statements

This Current Report on Form 8-K contains certain statements regarding matters that are not historical facts, are forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995, known as the PSLRA. The Company uses words such as “anticipates,” “believes,” “plans,” “expects,” “projects,” “future,” “intends,” “may,” “will,” “should,” “could,” “estimates,” “predicts,” “potential,” “continue,” “guidance,” and similar expressions to identify these forward-looking statements that are intended to be covered by the safe-harbor provisions of the PSLRA. These include statements regarding management's intentions, plans, beliefs, expectations, or forecasts for the future, and, therefore, you are cautioned not to place undue reliance on them. No forward-looking statement can be guaranteed, and actual results may differ materially from those projected. The Company undertakes no obligation to publicly update any forward-looking statement, whether as a result of new information, future events or otherwise, except to the extent required by law. Such forward-looking statements are based on the Company’s expectations and involve risks and uncertainties; consequently, actual results may differ materially from those expressed or implied in the statements due to a number of factors.

New factors emerge from time-to-time and it is not possible for the Company to predict all such factors, nor can the Company assess the impact of each such factor on the business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements. Such risks may include, among other things, the risk that the Company will not achieve the anticipated benefits of the Proposed Transaction, such as growth of the retail, cultivation and manufacturing facilities and anticipated financial results; the risk that certain Operators may elect to not participate in the Proposed Transaction; the risk that we may not be able to execute our growth strategies; the risk that we experience difficulties in managing our growth and expanding operations after the Proposed Transaction; the ability to recognize the anticipated benefits of the Proposed Transaction to achieve its commercialization and development plans, and identify and realize additional opportunities, which may be affected by, among other things, competition, our ability to grow and manage growth economically and hire and retain key employees; the risk that the parties will need to raise additional capital to execute the proposed growth plan following completion of the Proposed Transaction, which may not be available on acceptable terms or at all; changes in applicable laws or regulations; the risk that the United States fails to implement federal legalization of cannabis or changes may not develop in the timeframe or manner most favorable to our business objectives; the risk that unfavorable changes or lack of commercial legalization could impact our ability to carry on our business as currently conducted and the potential expansion of our business and adversely affect our ability to realize anticipated benefits from the Proposed Transaction; the risk that we may not successfully negotiate and enter into definitive agreements for the Proposed Transaction; and the risk that even if we are able to negotiate and enter into definitive agreements, the Proposed Transaction may not be completed. Additional risks and uncertainties are identified and discussed in the “Risk Factors” section of the Company’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and other documents filed from time to time with the Securities and Exchange Commission (the “SEC”). Forward-looking statements included in this Current Report on Form 8-K are based on information available to the Company as of the date of this Current Report on Form 8-K. The Company undertakes no obligation to publicly update any forward-looking statement, whether as a result of new information, future events or otherwise, except to the extent required by law.

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No Offer or Solicitation

This Current Report on Form 8-K shall not constitute a solicitation of a proxy, consent, or authorization with respect to any securities or in respect of the proposed acquisition. This Current Report on Form 8-K shall also not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any states or jurisdictions in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended (the “Securities Act”), or an exemption therefrom.

Important Information and Where to Find It

The Company has mailed to its stockholders of record as of October 16, 2023 a definitive proxy statement (the “Reorganization Proxy Statement”) for an annual meeting of stockholders to be held on December 5, 2023 to approve a reorganization in which a new Delaware holding company, Blum Holdings, Inc. (“Blüm”), would become the publicly traded holding company of the Company and its subsidiaries (the “Reorganization”), a reverse stock split, and other annual meeting proposals as described in the Reorganization Proxy Statement (collectively, the “Reorganization and Annual Meeting Proposals”).

No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act. In connection with the Reorganization, Blüm has filed a definitive prospectus of Blüm, and the Company and Blüm may file with the SEC other relevant documents in connection with the proposed Reorganization. THE COMPANY’S STOCKHOLDERS ARE URGED TO CAREFULLY READ THESE DOCUMENTS AND THE DEFINITIVE PROXY STATEMENT/PROSPECTUS, WHEN THEY BECOME AVAILABLE, BECAUSE THEY CONTAIN AND WILL CONTAIN IMPORTANT INFORMATION REGARDING THE REORGANIZATION. Investors may obtain a free copy of Blüm’s definitive prospectus and the Company’s Reorganization Proxy Statement, as well as other filings containing information about the Company, Blüm and the Reorganization, from the SEC at the SEC’s website at http://www.sec.gov. In addition, copies of Blüm’s definitive prospectus and the Company’s Reorganization Proxy Statement, as well as other filings containing information about the Company, Blüm and the Reorganization can be obtained without charge by sending a request to Unrivaled Brands, Inc., 3242 S. Halladay Street, Suite 202, Santa Ana, California 92705; by calling 678-570-6791; or by accessing them on the Company’s investor relations web page at https://ir.unrivaledbrands.com/sec-filings.

Participants in the Solicitation

The Company and its directors, executive officers and certain other members of management and employees may be deemed to be participants in the solicitation of proxies from the Company’s stockholders in connection with the Reorganization and Annual Meeting Proposals and the potential transaction described herein under the rules of the SEC. Additional information regarding the interests of potential participants in the proxy solicitation is included in Blüm’s definitive prospectus, the Company’s Reorganization Proxy Statement and other relevant documents that the Company and Blüm have filed, and intend to file, with the SEC in connection with the Reorganization. Copies of these documents can be obtained without charge as described in the paragraph above.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNRIVALED BRANDS, INC.

Date: November 16, 2023	By:	/s/ Sabas Carrillo
Sabas Carrillo
Chief Executive Officer

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